UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): March 12, 2002

                                   CBCOM, INC.
             (Exact name of registrant as specified in its charter)

       State of Delaware             0-32109               95-4635025
   ------------------------  ------------------------  ----------------------
   (State of Incorporation)  (Commission File Number)  (IRS Employer
                                                       Identification Number)


                       16830 Ventura Boulevard, Suite 211
                            Encino, California 91436
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                       N/A
             -------------------------------------------------------
             (Former name and address, if changed since last report)

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 12, 2002, pursuant to consent of the Board of Directors, the Company approved the engagement of Vasquez & Company, LLC as its independent auditors for the fiscal year ending December 31, 2001, and in the subsequent interim period to replace BDO International, who were dismissed as of March 13, 2002. The full Board of Directors approved the change in auditors on the same date.

The report of BDO International on the Company's financial statements for the fiscal year ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified (except that of a going concern) or modified as to uncertainty, audit scope or accounting principles. The report for the fiscal years 1999 and 2000, contained a modification stating there was substantial doubt as to the Company's ability to continue as a going concern.

In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 1999 and 2000, and any subsequent interim period preceding the date of change, there were no disagreements with BDO International, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO International, would have caused BDO International, to make reference to the matter in its report.

The Company has requested BDO International, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 15, 2002, is filed as Exhibit 1 to this Form 8-K/A, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

         None

    (b) Pro Forma Financial Information

         None

    (c) Exhibits

         16.1 Letter re change in Certifying Accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CBCom, Inc.


Date: April 15, 2002                      By: /s/ Charles A. Lesser
                                              ----------------------------------
                                                  Charles A. Lesser
                                                  Chief Financial Officer
                                                  (Signature)

                                INDEX TO EXHIBITS

   Exhibit No.                             Description
   ------------                            -----------

     16.1                        Letter re change in Certifying Accountant

                                  EXHIBIT 16.1

                         [BDO INTERNATIONAL, LETTERHEAD]


                                 April 15, 2002







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  CBCOM, INC. -- FILE REF. NO. 0-32109
                    ---------------------


Gentlemen:

We have been furnished with a copy of the response to Item 4 of the Form 8-K/A for the event that occurred on March 12, 2002, to be filed by our former client, CBCom, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm, except that we were not noticed of our dismissal until March 12, 2002.


Very truly yours,

/s/ BDO International

BDO INTERNATIONAL
Certified Public Accountants

Shanghai, PRC